EXHIBIT 13.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT
Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of China Yuchai International Limited (the “Company”) hereby certifies, to such officer’s knowledge that:
     (i) the accompanying Annual Report on Form 20-F of the Company for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Teo Tong Kooi
	Name:	Teo Tong Kooi
	Title:	President and Director

Date: July 15, 2009
The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. 1350, and is not being filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT
Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of China Yuchai International Limited (the “Company”) hereby certifies, to such officer’s knowledge that:
     (i) the accompanying Annual Report on Form 20-F of the Company for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Hoh Weng Ming
	Name:	Hoh Weng Ming
	Title:	Chief Financial Officer

Date: July 15, 2009
The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. 1350, and is not being filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.